Exhibit 99.1

1 Investor Presentation June 2012

Forward Looking Statements 2 This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “can,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; general economic and business conditions in those areas in which the Company operates; success of any future acquisitions; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in the deferred tax asset valuation allowance; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 345, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

Company Highlights 3 A Colorado Community Bank NASDAQ Ticker: GBNK Recent Price: $ 1.83 1 Tangible Book Value: $ 1.56 2, 4 Market Capitalization: $ 194.4 million 1, 3 Total Risk-Based Capital Ratio: 16.18% 2 Tangible Common Equity Ratio: 9.67% 2, 4 GAAP Equity Ratio: 10.15% 2 1Closing Price on May 29, 2012 2As of March 31, 2012 3Based on 106,220,690 Shares Outstanding (Voting and Non-Voting) on May 29, 2012 4See the accompanying reconciliation of non-GAAP measurements to GAAP. Asset Size: $ 1.7 billion 2 Gross Loans: $ 1.1 billion 2 Total Deposits: $ 1.3 billion 2

4 Guaranty Bancorp is uniquely positioned in the Colorado market: Strategically located on the thriving Colorado Front Range, which encompasses 85% of the state’s population A Colorado community bank that has been committed to serving its customers for more than 50 years Poised to capitalize on market dislocation and big bank discontent Commercial and retail offerings delivered through a network of 30 branches About Us

Investment Considerations 5 Earnings Momentum Five consecutive quarters of incremental net income growth Net interest margin grew 51 bps in past four quarters to 3.93% in first quarter 2012 Continued Asset Quality Improvement Classified assets decreased by 48.3% during the past four quarters Classified assets to Tier 1 capital and allowance ratio fell to 35.6% at March 31, 2012 Strong Core Deposit Mix and Growth Core deposits increased by $103.4 million, or 9.9% during the past twelve months Noninterest bearing deposits were 35% of total deposits at March 31, 2012 Balance Sheet Growth Net loan growth of $11.8 million in first quarter 2012 New loan originations and advances of $505.2 million in last four quarters

Investment Considerations 6 Termination of Written Agreement effective May 16, 2012 Strong Capital Structure Supportive of Future Growth Tangible Common Equity ratio of 9.67%1 as of March 31, 2012 Total Risk-Based Capital ratio of 16.18% as of March 31, 2012 The Company did not participate in either TARP or SBLF Focus on Expense Management Continued reduction in credit-related costs during the past five quarters Recent announcement regarding consolidations of four branches Well Positioned for Anticipated Market Consolidation Changing Colorado landscape resulting from several recent bank failures 1 See accompanying reconciliation of non-GAAP measurements to GAAP.

Private Capital Management Announced Acquisition 7 Denver-based Wealth Management company Signed Purchase Agreement - expected to close in third quarter 2012 Benefits Rounds out existing trust and private banking wealth management platform Wealth Management platform can be leveraged to grow noninterest income Potential cross-referral opportunities for other banking services Expected to be immediately accretive to earnings Anticipated favorable impact to EPS after the first year Led by a seasoned wealth management expert who is a leader in the community

8 March 31, 2012 Deposit Composition

9 Deposit Trends 24 basis point cost of deposits during first quarter 2012

10 Loan Composition March 31, 2012 Loans by Type

11 Positive CRE Loan Trend CRE2 CRE1 265% at March 31, 2012 53% at March 31, 2012 Total Commercial Real Estate Loans to Regulatory Capital Total Construction, Land and Land Development Loans to Regulatory Capital Regulatory Construction, Land and Land Development to Regulatory Capital Concentration Guideline (CRE1) Regulatory Commercial Real Estate to Regulatory Capital Concentration Guideline (CRE2)

Loan Portfolio Activity1 ($ in thousands) 12 1 Excludes Loans Held for Sale 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/12 Loans - Beginning Balance $1,204,580 $1,126,083 $1,091,132 $1,088,358 $1,098,140 New Credit Extended 34,416 71,044 84,237 117,920 77,041 Net Existing Credit Advanced 18,615 22,797 15,342 24,249 39,511 Net Paydowns & Maturities (117,728) (117,612) (95,995) (125,996) (98,908) Net Loan Charge-Offs (2,190) (9,024) (4,003) (2,191) (5,586) Transfers to OREO (11,610) (2,156) (2,355) (4,200) (301) Loans - Ending Balance $1,126,083 $1,091,132 $1,088,358 $1,098,140 $1,109,897

Classified Assets / Tier 1 Capital & Allowance ($ in thousands) 13 Note: Classified Assets / Tier 1 Capital + ALLL is computed for our subsidiary bank, Guaranty Bank and Trust Company. $75.6 million in classified assets at April 30, 2012 Classified Assets / Tier 1 Capital and ALLL of 32.9% as of April 30, 2012 Total Adversely Classified Assets to Tier 1 Capital plus ALLL Total Adversely Classified Assets

Strong Capital Ratios 14 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 Total Risk Based Capital (RBC) 14.99% 15.82% 16.22% 16.64% 16.33% 16.18% Tier 1 RBC Ratio 8.57% 8.79% 9.00% 15.37% 15.06% 14.92% Leverage Ratio 6.25% 6.29% 6.71% 11.36% 12.12% 12.43% Tangible Common Equity Ratio1 4.32% 4.36% 4.88% 9.42% 9.59% 9.67% 1See the accompanying reconciliation of non-GAAP measurements to GAAP. Conversion of Preferred Stock on September 30, 2011

Income Statement and Balance Sheet Trends ($ in thousands) 15 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 Income Statement (summary) Net Interest Income $ 14,710 $ 14,747 $ 15,112 $ 15,325 $ 15,310 Provision for Loan Losses 2,000 1,000 1,000 1,000 1,000 Noninterest Income 3,280 2,336 5,529 2,800 3,099 Noninterest Expense 15,476 14,674 17,488 14,849 14,482 Net Income $ 514 $ 1,409 $ 2,153 $ 2,276 $ 2,917 Balance Sheet (summary) Cash $ 184,777 $ 134,896 $ 93,226 $ 109,225 $ 105,273 Investments 409,126 408,806 314,420 386,141 401,357 Loans 1,126,083 1,091,132 1,088,358 1,098,140 1,109,897 Allowance for Loan Losses (46,879) (38,855) (35,852) (34,661) (30,075) Other Assets 161,350 151,081 232,216 130,823 129,992 Total Assets $1,834,457 $1,747,060 $1,692,368 $1,689,668 $1,716,444 Deposits $1,438,320 $1,346,183 $1,330,661 $1,313,786 $1,338,928 Other Liabilities 236,217 235,143 192,257 204,871 203,243 Total Liabilities $1,674,537 $1,581,326 $1,522,918 $1,518,657 $1,542,171 Stockholders’ Equity 159,920 165,734 169,450 171,011 174,273 Total Liabilities and Stockholder’s Equity $1,834,457 $1,747,060 $1,692,368 $1,689,668 $1,716,444 Quarter Ending

Net Interest Margin Trend 16 Net Interest Margin Cost of Funds Yield on Interest Earning Assets 1st Quarter 2012 Net Interest Margin of 3.93% 1st Quarter 2012 Cost of Funds of 0.93% 1st Quarter 2012 Yield on Earning Assets of 4.55%

Pre-tax, Pre-Provision Income ($ in thousands) 17 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 Net Income $514 $1,409 $2,153 $2,276 $2,917 Tax Expense1 - - - - - Provision Expense 2,000 1,000 1,000 1,000 1,000 Pre-Tax, Pre-Provision Income (PTPP) $2,514 $2,409 $3,153 $3,276 $3,917 Quarter Ending Note: Pre-Tax, Pre-Provision Income is a Non-GAAP measure. Reconciliation to Net Income included above. 1 Valuation allowance on deferred tax asset as of March 31, 2012 was $5.7 million. If this deferred tax asset valuation allowance is fully released, it is expected that the effective tax rate will be approximately 33%.

Noninterest Expense ($ in thousands) 18 * * Excludes $2.6 million charge related to the prepayment penalty incurred due to the payoff of $51 million in FHLB borrowings on September 30, 2011. Planned branch consolidation in June and July 2012 expected to reduce costs by $1.2 million annually, with such reductions to be realized incrementally over the next several quarters as leases expire. Impact of savings expected to improve efficiency ratio in excess of 1.5%.

Colorado Market Opportunity 19

20 Our Marketplace Demographics Colorado National Current Population1 5,114,102 311,212,863 Historical Population Change (2000-2010)1 18.90% 10.59% Projected Population Change (2010-2015)1 7.76% 3.85% Current Median Household Income1 $62,326 $54,442 Projected Household Income Change (2010-2015)1 14.61% 12.39% Current Unemployment Rate2 7.8% 8.1% 1US Census Bureau 2 Bureau of Labor Statistics

21 Our Marketplace Business Climate Colorado is the No. 5 "Best State For Business" in 2011, ranking as the No. 1 state for labor supply, No. 8 for growth prospects, and No. 10 for economic climate and quality of life - Forbes, 2011 Metro Denver ranks ninth and Fort Collins ranks fifth among the 50 "Best Places for Business" in 2011 - Forbes, 2011 Colorado is No. 5 among "America's Top States for Business," ranking highly for workforce, access to capital, business friendliness, and quality of life - CNBC, 2011 Growth Metro Denver has a population of 2.8 million people, and has a growth rate that has consistently outpaced the national rate every decade since the 1930s – Metro Denver Economic Development Corporation In 2010, Colorado was the fourth-fastest growing state with a 1.5 percent population increase - U.S. Bureau of Economic Analysis, 2010 Denver attracted the most relocating adults aged 25 to 34 of any large U.S. metropolitan area from 2008 to 2010 - Brookings Institution: U.S. Census Bureau, 2010 American Community Survey

22 Our Marketplace Economy The Denver-Aurora-Broomfield area ranked first among 337 metro areas for absolute increase in construction employment between February of 2011 and 2012 – Associated General Contractors of America - April 10, 2012 The region's employment across all industries in March was up 2.4 percent over-the-year, while March employment statewide increased 2.1 percent and employment nationwide was up by 1.5 percent – Metro Denver Economic Development Corporation Denver is one of the top 10 national cities to watch, according to the Urban Land Institute / Price Waterhouse Cooper’s 2011 Emerging Trends in Real Estate report, marking the fourth year in a row the report has highlighted Denver among top-tier cities – 2011 Urban Land Institute & PWC Emerging Trends in Real Estate Highly Educated Workforce Of Colorado’s adult population, 36 percent have a bachelor’s degree or higher, making Colorado the second-most highly educated state in the country behind only Massachusetts - U.S. Census Bureau; 2010 American Community Survey Colorado is a national leader for producing scientific and engineering talent, ranking among the top 15 states for science and engineering graduate students per 1,000 individuals ages 25 to 34 years old 2007 - Metro Denver Economic Development Corporation Colorado has the third highest concentration of scientists and engineers in the nation - Milken Institute, 2010

Recent Major Relocations and Expansions 23 United Natural Foods announced on April 12, 2012, that it will build a $45 million distribution center in Aurora. The company expects to add 500 new positions at the facility by mid-2013. Cooper Lighting, a manufacturer of incandescent florescent and LED lighting, announced on April 17, 2012, that with an expansion in Aurora, it expects to create 650 new jobs over the next 10 years. The TriZetto Group, a healthcare technology company, broke ground on April 5, 2012, for its new 186,000-square-foot, world headquarters building at DTC Meridian in Douglas County. TriZetto officials say rapid growth is driving the company to build the new facility. TriZetto expects to add up to 750 new jobs at the facility within five years. SCL Health System, announced in March 2012 the relocation of its corporate headquarters from Kansas to Metro Denver. SCL will create 750 new jobs over the next four years in Denver and Broomfield. GE announced in October 2011 plans to build the nation’s largest solar panel manufacturing facility in Aurora. The facility is expected to create 355 jobs in the next three to five years. Arrow Inc. (a Fortune 140 company) announced in October 2011 that the Company’s global headquarters will be moved to Colorado. Ball Aerospace & Technologies Corp. opened its expanded Aerospace Manufacturing Center in Westminster in July, 2011. The expansion added manufacturing capacity for F-35 military aircraft antennas. Source: Metro Denver Economic Development Corporation

24 Date of Failure Failed Bank Buyer Actual Acquirer Assets at Assumption Deposits at Assumption 10/21/2011 Community Banks of Colorado NBH Holdings Corp. Bank Midwest, National Association $1,383,932 $1,330,957 7/22/2011 Bank of Choice NBH Holdings Corp. Bank Midwest, National Association $1,066,036 $800,000 7/8/2011 Colorado Capital Bank First Citizens BancShares, Inc. First-Citizens Bank & Trust Company $717,546 $672,753 7/8/2011 Signature Bank First Nebraska Bancs, Inc. Points West Community Bank $66,712 $64,548 1/28/2011 FirsTier Bank FDIC Liquidation - $808,000 $718,797 1/21/2011 United Western Bank First Citizens BancShares, Inc. First-Citizens Bank & Trust Company $2,050,651 $1,651,316 10/2/2009 Southern Colorado National Bank Legacy Bank Legacy Bank $39,500 $31,900 4/10/2009 New Frontier Bank FDIC Liquidation - $1,800,000 $1,500,000 3/20/2009 Colorado National Bank Herring Bancorp, Inc. Herring Bank $123,500 $82,700 The Changing Landscape Failed Banks ($ in thousands) Source: SNL Financial

25 Reconciliations of Non-GAAP Measures

Non-GAAP Measure Reconcilements ($ in thousands, except per share amounts) 26 Tangible Book Value as of March 31, 2012 Stockholders’ Equity $174,273 Less Intangible Assets (9,201) Tangible Stockholders’ Equity $165,072 Shares Outstanding 106,138,255 Tangible Book Value per share $1.56 Book Value per share $1.64 Tangible Common Equity Ratio Stockholders’ Equity $174,273 Less Intangible Assets (9,201) Total Tangible Common Equity $165,072 Total Assets $1,716,444 Less Intangible Assets (9,201) Total Tangible Assets $1,707,243 Tangible Common Equity / Tangible Assets 9.67% Equity Ratio – GAAP1 10.15% 1 Total stockholders’ equity / total assets